TRANSAMERICA FUNDS
Transamerica Capital Growth
Supplement to the Currently Effective Prospectuses and Summary Prospectuses
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Effective as of November 1, 2023, the following information will supplement and supersede any contrary information contained in the Prospectuses and Summary Prospectuses concerning the fund.
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses is deleted in its entirety and replaced with the following, as applicable:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	I	R6	R	I2
Management fees[1]	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and service (12b‑1) fees	0.25%	1.00%	None	None	0.50%	None
Other expenses[2]	0.28%	0.32%	0.17%	0.07%	0.23%	0.07%
Total annual fund operating expenses	1.21%	2.00%	0.85%	0.75%	1.41%	0.75%
Fee waiver and/or expense reimbursement[3]	0.10%	0.12%	0.03%	0.01%	0.00%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.11%	1.88%	0.82%	0.74%	1.41%	0.74%

[1]	Management fees have been restated to reflect a reduction in management fees effective November 1, 2023.
[2]	Other expenses have been restated to reflect estimated fees and expenses for the current fiscal year.
[3]
Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2025 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 1.11% for Class A shares, 1.88% for Class C shares, 0.82% for Class I shares, 0.74% for Class R6 shares, 1.41% for Class R shares and 0.74% for Class I2 shares excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to March 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The “Example” table included in the Prospectuses and Summary Prospectuses is deleted in its entirety and replaced with the following, as applicable:
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If the shares are redeemed at the end of each period:

	1 year	3 years	5 years	10 years
Class A	$657	$894	$1,160	$1,918
Class C	$291	$604	$1,055	$2,307
Class I	$84	$265	$465	$1,043
Class R6	$76	$238	$415	$928
Class R	$144	$446	$771	$1,691
Class I2	$76	$238	$415	$928

If the shares are not redeemed:

	1 year	3 years	5 years	10 years
Class A	$657	$894	$1,160	$1,918
Class C	$191	$604	$1,055	$2,307
Class I	$84	$265	$465	$1,043
Class R6	$76	$238	$415	$928
Class R	$144	$446	$771	$1,691
Class I2	$76	$238	$415	$928
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Investors Should Retain this Supplement for Future Reference
November 1, 2023